                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by Win Gaming Media, Inc. (the "Company") of the
Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
I, Shimon Citron, Chief Executive Officer of the Company, certify, pursuant to
18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that to my knowledge:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2009                                   By: /s/ Shimon Citron
                                                         ---------------------
                                                         Shimon Citron
                                                         Chief Executive Officer